Exhibit 99.1

Armada Acquisition Corp. I Extends Deadline To Consummate Business Combination with Rezolve

•	Armada Acquisition Corp I (NASDAQ: AACI) announced that its Board has approved a 3-month extension to consummate the business combination with Rezolve Limited to February 17, 2023

•	The sponsor has deposited an additional $1.5 million into Armada’s Trust Account, with funds transferred on November 10, 2022

•	Armada executed Amendment to Business Combination Agreement with Rezolve and continues to work towards completing a business combination

Philadelphia, PA November 11, 2022 – Armada Acquisition Corp. I (the “Company” or “Armada”) announced today that its Board has approved an automatic extension of the deadline for the Company to consummate the business combination with Rezolve Limited from November 17, 2022 to February 17, 2023.

The Company’s sponsor has deposited an additional $1.5 million into the Company’s Trust Account, as mandated by the terms of the Company’s initial public offering which closed on November 17, 2021. Funds related to this extension were deposited on November 10, 2022.

Additionally, the Company announced that it entered into a first amendment to their definitive business combination agreement with Rezolve Limited, a private limited liability company registered under the laws of England and Wales (“Rezolve”). The Boards of Directors of the Company and Rezolve have unanimously approved the amendment.

The amendment extends the “outside date” under the business combination agreement to January 31, 2023, restructures the transaction so that Rezolve, rather than Rezolve Group Limited, a Cayman Islands exempted company, will be the listed entity upon closing, and modifies certain other provisions of the business combination agreement relating to the equity incentive plan to be adopted and the governing documents of Rezolve as a listed company. The business combination between the Company and Rezolve remains subject to the satisfaction of customary closing conditions, including the approval of the stockholders of the Company.

“We are pleased by these extensions and the momentum in our business. Rezolve has been growing tremendously, and has made progress in a number of areas in 2022, including new distribution partnerships, new products and key personnel hires”, said Dan Wagner, Chairman and CEO of Rezolve.

In 2022 Rezolve expanded its European presence via a partnership with Germany based Computop, and also announced a major partnership with ACI Worldwide (NASDAQ: ACIW), extending Rezolve’s reach into North America for the first time. The product portfolio was enhanced with the launch of SmartLinks, an ‘instant checkout’ capability that allows ‘one click checkout from Social Media platforms and SmartCodes, a new type of QR code that allows for one-click purchases or engagement. Finally, the company has also made a number of key hires, headlined by Sunder Madakshira as CEO India and Sauvik Banerjjee as Global CEO of Products, Technology and Digital Services, that add significant depth to the senior management team.

About Armada Acquisition Corp. I

Armada is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Armada was founded on November 5, 2020 and is headquartered in Philadelphia, PA.

About Rezolve

Rezolve is taking retailing into a new era of customer engagement with a proprietary mobile engagement platform. The Rezolve Platform is a powerful set of mobile commerce and engagement capabilities that provide mobile application vendors with a range of valuable commercial opportunities that can be realized without having to develop code, host operations or manage security. The Rezolve Inside SDK allows mobile application vendors to quickly deliver innovation for their consumers into existing or new mobile apps. Rezolve was founded in 2016, is headquartered in London, and has offices in Shanghai, Beijing, Delhi, Frankfurt, Berlin, Madrid and Mexico City. (www.rezolve.com).

Important Information About the Proposed Transaction with Armada Acquisition Corp. I and Where to Find It

This communication relates to the proposed business combination transaction among the Company and Rezolve and the other parties thereto. A full description of the terms of the transaction will be provided in a registration statement on Form F-4 that Rezolve intends to file with the SEC that will include a prospectus of Rezolve with respect to the securities to be issued in connection with the proposed business combination and a proxy statement of the Company with respect to the solicitation of proxies for the special meeting of stockholders of the Company to vote on the proposed business combination. The Company urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Rezolve, the other parties to the business combination agreement, as amended, and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Registration Statement on Form F-4, including the proxy statement/prospectus included therein, and other documents filed with the SEC without charge, by directing a request to: Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, PA 19103 USA; (215) 543-6886. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to the Company or Rezolve, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, Rezolve, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of the Company is set forth in Armada’s final prospectus relating to its initial public offering, dated August 12, 2021, which was filed with the SEC on August 16, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Information about the directors and executive officers of Rezolve and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the proposed business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Forward-Looking Statements

This press release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the expected listed company in the business combination. These forward looking statements are subject to a number of risks and uncertainties, including, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against the Company, Rezolve, or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of the Company, to receive regulatory approvals or to satisfy other conditions to closing; (4) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations of the Company or Rezolve as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (9) the possibility that the Company or Rezolve may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on Rezolve’s business and/or the ability of the parties to complete the proposed business combination; (11) the ability of existing investors to redeem and the level of redemptions, and (12) additional risks, including those to be included under the header “Risk Factors” in the registration statement on Form F-4 to be filed by Rezolve with the SEC and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus of the Company related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. The forward-looking statements in this press release represent our views as of the date of this press release. We have no intention to update these forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts

For Rezolve:

Investor Contact:

Kevin Hunt

RezolveIR@icrinc.com

Media Contact:

Urmee Khan

urmeekhan@rezolve.com

44-7576-094-040

For Armada Acquisition Corp. I:

Stephen P. Herbert

sherbert@armadaacq.com

Douglas M. Lurio

dlurio@armadaacq.com

Media Contact:

Edmond Lococo

ICR Inc.

RezolvePR@icrinc.com